Exhibit 10.2

LEASE AMENDMENT #2

(5 Columbia, Aliso Viejo, CA 92656)

This 2nd Amendment to the Lease Agreement (hereinafter referred to as “Amendment”) is made and entered into by and between Clifford D. Downs (the “Lessor”) and RxSight, Inc., a Delaware Corporation (the “Lessee”, and together with Lessor, the “Parties”) as the last date signed by the Parties (the “Effective Date”).

WHEREAS, the Parties entered into that certain Lease Agreement dated January 10, 2018, as amended on April 5, 2022, (the “Agreement”) for the property located at 5 Columbia, Aliso Viejo, CA 92656, and

WHEREAS, the Parties desire to amend the Agreement in the manner reflected herein, and

WHEREAS, the Parties to the Agreement have approved the Amendment in the manner reflected herein.

NOW THEREFORE, in consideration of the premises and mutual covenants and conditions herein, the Parties, intending to be legally bound, hereby agree as follows:

1.
The Parties agree to a 70-month lease extension beginning April 1, 2025, and ending January 31, 2031 (the “Extension”).
2.
The monthly lease rate shall continue as a Net Net Net (“NNN”) lease per the Agreement terms with the Extension base rent rate payable as follows:

	$ per Square Foot	Monthly Rent
Month 1 (April 1, 2025)	$1.56	$30,700.80 plus Lessee’s NNN expenses.
Month 2 - 5	$0.78	$15,350.40 plus Lessee’s NNN expenses.
Months 6 - 13	$1.56	$30,700.80 plus Lessee’s NNN expenses.
Months 14 - 17	$0.78	$15,350.40 plus Lessee’s NNN expenses.
Months 18 - 24	$1.56	$30,700.80 plus Lessee’s NNN expenses.
Months 25 - 36	$1.60	$31,488.00 plus Lessee’s NNN expenses.
Months 37 - 48	$1.65	$32,472.00 plus Lessee’s NNN expenses.
Months 49 - 60	$1.70	$33,456.00 plus Lessee’s NNN expenses.
Months 61 - 70	$1.75	$34,440.00 plus Lessee’s NNN expenses.

3.
Upon execution of this Amendment, Lessee shall pay $9,170.88 to Lessor as an additional security deposit (resulting in a total security deposit amount of $34,440.00).
4.
Lessor hereby grants Lessee two (2) sixty (60)-month options to renew/extend the lease at the end of the then-current lease term (the “Options”) by providing written notice to Lessor not less than six (6) months prior to the Option period commencing. If proper notification is not received than the Option shall expire. The base rent rate increase for the Options will reflect the proportionate cumulative increase in the Consumer Price Index (“CPI”) during the previous year. Notwithstanding the foregoing, the base rent increase shall never be less than 3% and never more than 6%. For purposes of this section, CPI means the United States Department of Labor, Bureau of Labor Statistics, All Cities Average Consumer Price Index, or if such index is no longer published, a successor or substitute index designated and mutually agreed to by the Parties. The Options supersedes any previously agreed to options to renew/extend.

5.
Provided Lessor has approved all and such Lessee improvements, Lessee’s improvements and changes to the Premises do not need to be restored back to the original condition at the end of Lessee’s lease term; Lessee may leave the Premises in its current condition (layout, plan, setup, etc.) and is not obligated to remove any improvements, additions, and alterations. Lessee’s improvements to date have been previously approved by Lessor with additional proposed plans (attached as “EXHIBIT A”). Lessor approves EXHIBIT A, and understands Lessee may perform minor changes to said plan prior to commencing construction.
6.
This Amendment may be executed in one or more facsimile, electronic, or original counterparts, each of which shall be deemed an original and both of which together shall constitute the same instrument.
7.
All Terms and provisions of the Agreement not amended hereby, either expressly or by necessary implication, shall remain in full force and effect. From and after the date of this Amendment, all references to the term “Agreement” in this Amendment or the original Agreement shall include the terms contained in this Amendment.

AGREED & ACCEPTED:

LESSOR:		LESSEE:
RxSight, Inc.
By:
		By:	/s/ Ron Kurtz

		Name:	Ron Kurtz

Title:	Lessor	Title:	President & CEO

Date:	4-17-24	Date:	4/18/2024

EXHIBIT A

POWER & CUB.
COMM. & CUB.

FLOOR PLAN | SCALE 1/8" = 1'-0" | A

DRA ARCHITECTS

17875 Von Karman, Suite 150
Irvine, CA 92614
T 949.833.3800

CONSULTANT:

PROFESSIONAL SEAL:

PROJECT TITLE

RxSIGHT

Tenant Improvements

5 Columbia
Aliso Viejo, California

PRELIMINARY

NOT FOR CONSTRUCTION

CLIENT NAME

RxSight, Inc.
100 Columbia
Aliso Viejo, California

SHEET NAME

FLOOR PLAN

NO:	DATE:	DESCRIPTION:

JOB NO:	24010
DATE ISSUED:	03.28.24
DRAWN BY:	SPZ
CHECK BY:	SPZ

SHEET NO:

A-2

NO CEILING
OPEN TO WAREHOUSE
EXPOSED ROOF STRUCTURE

Lessor: CDP

REFLECTIVE CEILING PLAN

SCALE	A
1/8" = 1'-0"	

N

DRA ARCHITECTS

17875 Von Karman, Suite 150
Irvine, CA 92614
T 949.833.3600

CONSULTANT:

PROFESSIONAL SEAL:

PROJECT TITLE

RxSIGHT
Tenant Improvements

5 Columbia
Aliso Viejo, California

PRELIMINARY

NOT FOR CONSTRUCTION

CLIENT NAME

RxSight, Inc.
100 Columbia
Aliso Viejo, California

SHEET NAME

REFLECTIVE CEILING PLAN

NO:	DATE:	DESCRIPTION

JOB NO:	24010
DATE ISSUED:	03.28.24
DRAWN BY:	SPZ
CHECK BY:	SPZ

SHEET NO:

A-3